Accel Entertainment Announces Q3 2024 Operating Results

Chicago, IL – October 30, 2024 – Accel Entertainment, Inc. (NYSE: ACEL) today announced certain financial and operating results for the third quarter ended September 30, 2024.

Highlights:
•Ended Q3 2024 with 4,014 locations; an increase of 2.8% compared to Q3 2023
•Ended Q3 2024 with 25,729 gaming terminals; an increase of 4.1% compared to Q3 2023
•Record revenues of $302.2 million for Q3 2024; an increase of 5.1% compared to Q3 2023
•Net income of $4.9 million for Q3 2024; a decrease of 53.2% compared to Q3 2023 partially attributable to a higher loss on the change in fair value of the contingent earnout shares
•Adjusted EBITDA of $45.9 million for Q3 2024; an increase of 3.9% compared to Q3 2023
•Q3 2024 ended with $289 million of net debt; an increase of 2.4% compared to Q3 2023
•Repurchased approximately $6.2 million of Accel Class A-1 common stock in Q3 2024
•Acquisition of a distributed gaming operator in the state of Louisiana expected to close in Q4 2024
•Acquisition of the FanDuel Sportsbook & Horse Racing in Collinsville, Illinois, expected to close in Q4 2024

Accel CEO Andy Rubenstein commented, “I am happy to report that we delivered another strong quarter and are making substantial progress closing our acquisition of FanDuel Sportsbook & Horse Racing, a natural extension of our convenient, local gaming platform. We continue to outperform casinos in our largest market, Illinois, and posted significant revenue increases in our fastest growing market, Nebraska. By strengthening our core and expanding our offerings, we believe we can continue to generate attractive low-teens returns on capital and improve our trading multiples, making Accel a compelling investment opportunity.”

Condensed Consolidated Statements of Operations and Other Data

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2024	2023	2024	2023

Total net revenues	$302,227	$287,497	$913,457	$873,352
Operating income	21,845	25,120	70,087	81,956
Income before income tax expense	8,464	15,080	39,166	46,347
Net income	4,895	10,450	26,897	29,615
Other Financial Data:
Adjusted EBITDA(1)	45,880	44,138	141,792	136,869
Adjusted net income (2)	18,350	19,067	59,238	60,566

(1)Adjusted EBITDA is a non-GAAP metric. See "Non-GAAP Financial Measures" for a reconciliation to GAAP.
(2)Adjusted net income is a non-GAAP metric. See "Non-GAAP Financial Measures" for a reconciliation to GAAP.

Net Revenues

(in thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net revenues by state:
Illinois	$223,338	$212,113	$675,294	$647,903
Montana	39,648	39,362	120,372	115,088
Nevada	28,350	28,003	86,881	87,833
Nebraska	6,538	4,802	18,621	13,213
Other	4,353	3,217	12,289	9,315
Total net revenues	$302,227	$287,497	$913,457	$873,352

Key Business Metrics

Locations (1)	As of September 30,		Increase / (Decrease)
	2024	2023	Change	Change (%)
Illinois	2,791	2,724	67	2.5%
Montana	615	611	4	0.7%
Nevada	356	352	4	1.1%
Nebraska	252	219	33	15.1%
Total locations	4,014	3,906	108	2.8%

Gaming terminals (1)	As of September 30,		Increase / (Decrease)
	2024	2023	Change	Change (%)
Illinois	15,714	15,020	694	4.6%
Montana	6,448	6,252	196	3.1%
Nevada	2,685	2,744	(59)	(2.2)%
Nebraska	882	688	194	28.2%
Total gaming terminals	25,729	24,704	1,025	4.1%

Location hold-per-day (2)	Three Months Ended September 30,		Increase / (Decrease)
	2024	2023	Change ($)	Change (%)
Illinois	$839	$825	$14	1.7%
Montana	613	591	22	3.7%
Nevada	802	802	—	—%
Nebraska	257	220	37	16.8%

	Nine Months Ended September 30,		Increase / (Decrease)
	2024	2023	Change ($)	Change (%)
Illinois	$859	$854	$5	0.6%
Montana	608	579	29	5.1%
Nevada	835	849	(14)	(1.6)%
Nebraska	244	228	16	7.0%

(1)Based on a combination of third-party portal data and data from our internal systems. This metric is utilized by Accel to continually monitor growth from existing locations, organic openings, acquired locations, and competitor conversions.
(2)Location hold-per-day is calculated by dividing net gaming revenue in the period by the average number of locations. We then divide the calculated amount by the number of operational days. We utilize this metric to compare market and location performance on a normalized basis. The percent change in location hold-per-day is the underlying metric used to determine the change in same-store sales.

Condensed Consolidated Statements of Cash Flows Data

	Nine Months Ended September 30,		Increase / (Decrease)
(in thousands)	2024	2023	Change ($)	Change (%)
Net cash provided by operating activities	$107,665	$92,007	$15,658	17.0%
Net cash used in investing activities	(90,224)	(35,404)	(54,820)	(154.8)%
Net cash used in financing activities	(13,967)	(50,328)	36,361	72.2%

Non-GAAP Financial Measures
Adjusted net income is defined as net income plus:
•Amortization of intangible assets and route and customer acquisition costs
•Stock-based compensation expense
•Loss from unconsolidated affiliates
•Loss on change in fair value of contingent earnout shares
•Other expenses, net which consists of (i) non-cash expenses including the remeasurement of contingent consideration liabilities, (ii) non-recurring lobbying and legal expenses related to distributed gaming expansion in current or prospective markets, and (iii) other non-recurring expenses
•Tax effect of adjustments
Adjusted EBITDA is defined as net income plus:
•Amortization of intangible assets and route and customer acquisition costs
•Stock-based compensation expense
•Loss from unconsolidated affiliates
•Loss on change in fair value of contingent earnout shares
•Other expenses, net
•Tax effect of adjustments
•Depreciation and amortization of property and equipment
•Interest expense, net
•Emerging markets, which reflects the results, on an Adjusted EBITDA basis, for non-core jurisdictions where our operations are developing
◦Markets are no longer considered emerging when we have installed or acquired at least 500 gaming terminals in the jurisdiction, or when 24 months have elapsed from the date we first install or acquire gaming terminals in the jurisdiction, whichever occurs first
◦We currently view Pennsylvania as an emerging market
◦Prior to January 2024, Iowa was considered an emerging market
◦Prior to April 2023, Nebraska was considered an emerging market
•Income tax expense

Net debt is defined as debt, net of current maturities plus:
•Current maturities of debt
•less Cash and cash equivalents

Adjusted net income and Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2024	2023	2024	2023
Net income	$4,895	$10,450	$26,897	$29,615
Adjustments:
Amortization of intangible assets and route and customer acquisition costs	5,781	5,299	16,808	15,825
Stock-based compensation expense	3,342	2,718	8,927	6,973
Loss from unconsolidated affiliates	1	—	1	—
Loss on change in fair value of contingent earnout shares	4,216	1,625	4,190	11,063
Other expenses, net	3,867	1,682	13,620	5,006
Tax effect of adjustments	(3,752)	(2,707)	(11,205)	(7,916)
Adjusted net income	18,350	19,067	59,238	60,566
Depreciation and amortization of property and equipment	11,001	9,405	32,229	27,914
Interest expense, net	9,164	8,415	26,730	24,546
Emerging markets	43	(86)	121	(805)
Income tax expense	7,322	7,337	23,474	24,648
Adjusted EBITDA	$45,880	$44,138	$141,792	$136,869

Net Debt

	As of September 30,
(in thousands)	2024	2023
Debt, net of current maturities	$525,572	$484,004
Plus: Current maturities of debt	28,490	28,479
Less: Cash and cash equivalents	(265,085)	(230,388)
Net debt	$288,977	$282,095

Conference Call
Accel will host an investor conference call on October 30, 2024 at 4:30 p.m. Central time (5:30 p.m. Eastern time) to discuss these financial and operating results. Interested parties may join the live webcast by registering at https://www.netroadshow.com/events/login?show=a8e678a0&confId=71436 or accessing the webcast via the company’s investor relations website: ir.accelentertainment.com. Following completion of the call, a replay of the webcast will be posted on Accel’s investor relations website.
About Accel
Accel is a leading distributed gaming operator in the United States and a preferred partner for local business owners in the markets it serves. Accel offers turnkey full-service gaming solutions to authorized non-casino locations such as bars, restaurants, convenience stores, truck stops, and fraternal and veteran establishments across the country. Accel installs, maintains, operates and services gaming terminals and related equipment for its location partners as well as redemption devices, stand-alone ATMs and amusement devices, including jukeboxes, dartboards, pool tables, and other entertainment related equipment. Accel also designs and manufactures gaming terminals and related equipment.
Media Contact:
Eric Bonach
H/Advisors Abernathy
212-371-5999
eric.bonach@h-advisors.global
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this press release are forward-looking statements, including, but not limited to, any statements regarding our estimates of number of gaming terminals, locations, revenues, Adjusted EBITDA and capital expenditures, our ability to continue to generate returns on capital and improve our trading multiples, and our proposed acquisition of Fairmount Holdings, Inc. The words “predict,” “estimated,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “continue,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. These forward-looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to: Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to offer new and innovative products and services that fulfill the needs of location partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain gaming terminals, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for gaming terminals and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with location partners; the parties' ability to satisfy the conditions to the consummation of the proposed acquisition of Fairmount Holdings, Inc. and the risk that the proposed acquisition may not be completed in a timely manner or at all; unfavorable macroeconomic conditions or decreased discretionary spending due to other factors such as interest rate volatility, persistent inflation, actual or perceived instability in the U.S. and global banking systems, high fuel rates, recessions, epidemics or other public health issues, terrorist activity or threat thereof, civil unrest or other macroeconomic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (“SEC”).
Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed by Accel with the SEC on February 28, 2024 (the "Form 10-K"), as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this or other press releases or future quarterly reports, or company statements will not be realized. In addition, the inclusion of any statement in this press release does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors” in the Form 10-K, as well as Accel’s other filings with the SEC. These and other factors could cause our results to differ materially from those expressed in this press release.
Industry and Market Data
Unless otherwise indicated, information contained in this press release concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity, and market size, is based on information from various sources, on assumptions that we have made that are based on those data and other similar sources, and on our knowledge of the markets for our services. This information includes a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel's other filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us.

Non-GAAP Financial Information
This press release includes certain financial information not prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”), including Adjusted EBITDA, Adjusted net income, and Net Debt. Adjusted EBITDA, Adjusted net income, and Net Debt are non-GAAP financial measures and are key metrics used to monitor ongoing core operations. Management of Accel believes Adjusted EBITDA, Adjusted net income, and Net Debt enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitates company-to-company and period-to-period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items, represents certain nonrecurring items that are unrelated to core performance, or excludes non-core operations. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance.

ACCEL ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except per share amounts)	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net revenues:
Net gaming	$289,923	$274,123	$871,300	$831,054
Amusement	5,104	5,411	16,772	17,839
Manufacturing	1,705	3,334	9,122	9,886
ATM fees and other	5,495	4,629	16,263	14,573
Total net revenues	302,227	287,497	913,457	873,352
Operating expenses:
Cost of revenue (exclusive of depreciation and amortization expense shown below)	210,841	198,743	633,325	604,603
Cost of manufacturing goods sold (exclusive of depreciation and amortization expense shown below)	962	2,065	5,283	5,627
General and administrative	47,930	45,183	142,105	132,421
Depreciation and amortization of property and equipment	11,001	9,405	32,229	27,914
Amortization of intangible assets and route and customer acquisition costs	5,781	5,299	16,808	15,825
Other expenses, net	3,867	1,682	13,620	5,006
Total operating expenses	280,382	262,377	843,370	791,396
Operating income	21,845	25,120	70,087	81,956
Interest expense, net	9,164	8,415	26,730	24,546
Loss from unconsolidated affiliates	1	—	1	—
Loss on change in fair value of contingent earnout shares	4,216	1,625	4,190	11,063
Income before income tax expense	8,464	15,080	39,166	46,347
Income tax expense	3,569	4,630	12,269	16,732
Net income	$4,895	$10,450	$26,897	$29,615
Earnings per common share:
Basic	$0.06	$0.12	$0.32	$0.34
Diluted	0.06	0.12	0.32	0.34
Weighted average number of common shares outstanding:
Basic	82,952	85,865	83,718	86,305
Diluted	84,322	87,114	84,890	87,022

ACCEL ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands, except par value and share amounts)	September 30,	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$265,085	$261,611
Accounts receivable, net	7,830	13,467
Prepaid expenses	8,168	6,287
Inventories	9,090	7,681
Interest rate caplets	5,510	8,140
Deposits	18,293	6,555
Other current assets	9,347	8,853
Total current assets	323,323	312,594
Property and equipment, net	281,917	260,813
Noncurrent assets:
Route and customer acquisition costs, net	23,725	19,188
Location contracts acquired, net	176,793	176,311
Goodwill	102,151	101,554
Other intangible assets, net	18,715	20,542
Interest rate caplets, net of current	1,176	4,871
Other assets	22,406	17,020
Total noncurrent assets	344,966	339,486
Total assets	$950,206	$912,893
Liabilities and Stockholders’ Equity
Current liabilities:
Current maturities of debt	$28,490	$28,483
Current portion of route and customer acquisition costs payable	2,122	1,505
Accrued location gaming expense	8,921	9,350
Accrued state gaming expense	30,503	18,364
Accounts payable and other accrued expenses	36,462	36,012
Accrued compensation and related expenses	10,108	12,648
Current portion of consideration payable	2,766	3,288
Total current liabilities	119,372	109,650
Long-term liabilities:
Debt, net of current maturities	525,572	514,091
Route and customer acquisition costs payable, less current portion	7,306	4,955
Consideration payable, less current portion	10,882	4,201
Contingent earnout share liability	36,017	31,827
Other long-term liabilities	6,188	7,015
Deferred income tax liability, net	38,150	42,750
Total long-term liabilities	624,115	604,839
Stockholders’ equity:
Preferred Stock, par value of $0.0001; 1,000,000 shares authorized; 0 shares issued and outstanding at September 30, 2024 and December 31, 2023	—	—
Class A-1 Common Stock, par value ; shares authorized; shares issued and shares outstanding at ; shares issued and shares outstanding at	8	8
Additional paid-in capital	210,225	203,046
Treasury stock, at cost	(133,760)	(112,070)
Accumulated other comprehensive income	3,865	7,936
Accumulated earnings	126,381	99,484
Total stockholders' equity	206,719	198,404
Total liabilities and stockholders' equity	$950,206	$912,893